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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                              --------------------


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): December 27, 1999




                          CHARTER COMMUNICATIONS, INC.
                          ----------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
         (State or Other Jurisdiction of Incorporation or Organization)



          000-27927                                  43-1857213
          ---------                                  ----------
   Commission File Number                         (Federal Employer
                                                Identification Number)


12444 Powerscourt Drive - Suite 400
St. Louis, Missouri                                       63131
---------------------------------------                   -----
(Address of Principal Executive Offices)                  (Zip Code)

(Registrant's telephone number, including area code)      (314) 965-0555







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ITEM 5 OTHER ITEMS

     Charter Communications Holdings, LLC and Charter Communications Holdings Capital Corporation, both beneficially owned subsidiaries of Charter Communications, Inc. (collectively, the "Issuers"), announced plans to raise $900 million in a private placement of high yield bonds to repay notes that will be put to the Issuers' subsidiaries in pending change of control offers and for working capital purposes.

     The Issuers plan to sell senior notes due 2008 and 2010 and senior discount notes due 2012 in early January.

     A copy of the press release announcing the contemplated financing is being filed as Exhibit 99.1 with this report.




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ITEM 7 EXHIBITS

     (a)  Exhibits.

          99.1      Press release dated December 27, 1999.*

----------------
*filed herewith


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Charter Communications, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        CHARTER COMMUNICATIONS, INC.,
                                        registrant




Dated January 3, 2000                   By:  /s/ KENT D. KALKWARF
                                             --------------------
                                             Name:   Kent D. Kalkwarf
                                             Title:  Senior Vice
                                                     President and Chief
                                                     Financial Officer
                                                     (Principal Financial
                                                     Officer and
                                                     Principal Accounting
                                                     Officer)